Exhibit 99.1

Applied Materials Announces Special Stockholder Meeting to Approve

Proposed Combination with Tokyo Electron

SANTA CLARA, Calif., May 13, 2014 – Applied Materials, Inc. (NASDAQ: AMAT) today announced that it has scheduled a special meeting of its stockholders for June 23, 2014 at 10:00 a.m. Pacific Time at Applied’s corporate offices at 3050 Bowers Avenue, Santa Clara, California in connection with the company’s previously announced proposed business combination with Tokyo Electron Limited (TSE: 8035). The meeting is being held to seek stockholder adoption of the business combination agreement and related matters.

Stockholders of record of Applied common stock as of the close of business on May 9, 2014 will be entitled to vote at the meeting.

Applied expects to begin mailing a proxy statement/prospectus to its stockholders in the coming days. The proxy statement/prospectus will provide information for stockholders, including voting instructions.

Applied Materials and Tokyo Electron are joining together to create a new global innovator for the semiconductor and display industries. This combination brings together complementary leading technologies and products to create an expanded set of capabilities in precision materials engineering and patterning.

The closing of the business combination remains subject to customary conditions set forth in the parties’ Business Combination Agreement dated September 24, 2013, as amended, including approval by stockholders of Applied Materials and Tokyo Electron and review by regulators in various countries. Applied Materials continues to expect the transaction to close in the second half of 2014.

No Offer or Solicitation

This announcement is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the proposed transactions or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and applicable regulations in the Netherlands and Japan.

Additional Information and Where to Find It

TEL-Applied Holdings B.V., a Dutch private limited liability corporation (“HoldCo”), has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 (the “Registration Statement”), which was declared effective on May 13, 2014, and which includes a prospectus with respect to HoldCo’s ordinary shares to be issued in the proposed business combination between Applied Materials and Tokyo Electron (the “Business Combination”) and a proxy statement of Applied Materials in connection with the Business Combination. Applied Materials and Tokyo Electron plan to provide to their respective stockholders or shareholders, as applicable, the definitive prospectus with respect to HoldCo’s ordinary shares to be issued in the Business Combination and, with respect to Applied Materials stockholders, the definitive proxy statement of Applied Materials in connection with the Business Combination. SECURITY HOLDERS ARE URGED AND ADVISED TO READ THE DEFINITIVE PROSPECTUS AND DEFINITIVE PROXY STATEMENT CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT APPLIED MATERIALS, TOKYO ELECTRON, HOLDCO, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, the definitive prospectus and the definitive proxy statement (when they become available) and other relevant materials and any other documents filed by Applied Materials, HoldCo or Tokyo Electron with the SEC free of charge at the SEC’s web site at www.sec.gov. In addition, security holders may obtain free copies of the Registration Statement and other documents filed with the SEC from Applied Materials or Tokyo Electron by contacting either (1) Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue, M/S 1261, P.O. Box 58039, Santa Clara, CA 95054-3299, Attn: Investor Relations Department, by telephone at 408-748-5227, or by going to Applied Materials’ Investor Relations page on its corporate web site at www.appliedmaterials.com or (2) for media inquiries: Tokyo Electron’s Public Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka 5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7004, or by email at telpr@tel.com; and for analyst inquiries: Tokyo Electron’s Investor Relations Group, by mail at Tokyo Electron Limited, Akasaka Biz Tower, 3-1 Akasaka 5-chome, Minato-ku, Tokyo 107-6325, by telephone at +81-3-5561-7004, or by email at telpr@tel.com, or by going to Tokyo Electron’s Investor Relations page on its corporate web site at www.tel.co.jp.

Participants in the Solicitation

Applied Materials, Tokyo Electron, HoldCo and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Applied Materials’ stockholders in connection with the proposed Business Combination. Information about Applied Materials’ directors and executive officers is set forth in Applied Materials’ Proxy Statement on Schedule 14A for its 2014 Annual Meeting of Stockholders, which was filed with the SEC on January 21, 2014, and its Annual Report on Form 10-K for the fiscal year ended October 27, 2013, which was filed with the SEC on December 4, 2013. These documents are available free of charge at the SEC’s web site at www.sec.gov, and from Applied Materials by contacting Investor Relations by mail at Applied Materials, Inc., 3050 Bowers Avenue, M/S 1261, P.O. Box 58039, Santa Clara, CA 95054-3299, Attn: Investor Relations Department, or by going to Applied Materials’ Investor Relations page on its corporate web site at www.appliedmaterials.com. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed Business Combination is included in the Registration Statement and will be contained in the definitive proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This communication contains forward-looking statements, including but not limited to those regarding the proposed business combination between Applied and TEL (the “Business Combination”). These statements may discuss the anticipated manner, terms and conditions upon which the Business Combination will be consummated, trends and the future performance of their businesses, the synergies of Applied and TEL, and similar matters. Forward-looking statements may contain words such as “expect,” “believe,” “may,” “can,” “should,” “will,” “forecast,” “anticipate” or similar expressions, and include the assumptions that underlie such statements. These statements are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied by such statements, including but not limited to: the ability of the parties to consummate the Business Combination in a timely manner or at all; satisfaction of the conditions precedent to consummation of the Business Combination, including the ability to secure regulatory approvals in a timely manner or at all, and approval by Applied’s and TEL’s stockholders; the possibility of litigation (including related to the transaction itself); Applied’s and TEL’s ability to successfully integrate their operations, product lines, corporate structures, transfer pricing policies, technology and employees and realize synergies, savings and growth expected to result from the Business Combination; unknown, underestimated or undisclosed commitments or liabilities; the potential impact of the announcement or consummation of the proposed transactions on the parties’ relationships with third parties; the level of demand for the combined companies’ products, which is subject to many factors, including uncertain global economic and industry conditions, demand for electronic products and semiconductors, and customers’ new technology and capacity requirements; Applied’s and TEL’s ability to (i) develop, deliver and support a broad range of products, expand their markets and develop new markets, (ii) timely align their cost structures with business conditions, and (iii) attract, motivate and retain key employees; and other risks described in Applied’s filings with the SEC, TEL’s filings with the Financial Services Agency of Japan and the S-4 registration statement filed by HoldCo. All forward-looking statements are based on management’s estimates, projections and assumptions as of the date hereof. Except as required under applicable law, none of Applied, TEL or HoldCo undertakes any obligation to update any forward-looking statements.

About Applied Materials

Applied Materials, Inc. (Nasdaq:AMAT) is the global leader in providing innovative equipment, services and software to enable the manufacture of advanced semiconductor, flat panel display and solar photovoltaic products. Our technologies help make innovations like smartphones, flat screen TVs and solar panels more affordable and accessible to consumers and businesses around the world. Learn more at www.appliedmaterials.com.

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CONTACT:

Kevin Winston (editorial/media) 408.235.4498

Michael Sullivan (financial community) 408.986.7977